Exhibit 4.01

SONOS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS    CUSIP 83570H 10 8 SHARES NUMBER SN This certifies that    is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF Sonos, Inc.    transferable endorsed. This on the Certificate books of is not the valid corporation until countersigned in person or by by the duly Transfer authorized Agent attorney and registered upon surrender by the Registrar. of this Certificate properly WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated:    CHIEF EXECUTIVE OFFICER    SECRETARY    COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER TRUST& COMPANY, LLC (BROOKLYN, NY)                 TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE    SONOS, INC. CORPORATE SEAL AUTUST 22, 2002 DELAWARE

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN,OR DESTROYED THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:    TEN COM –    as tenants in common UNIF GIFT MIN ACT – ......................... Custodian    TEN ENT –    as tenants by the entireties                (Cust)    (Minor) JT TEN –    as joint tenants with right of under Uniform Gifts to Minors                survivorship and not as tenants Act (State)                in common    COM PROP –    as community property UNIF TRF MIN ACT – ................. Custodian (until age ..................)    (Cust) ..................................... (Minor) under Uniform Transfers to Minors Act (State)    Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, _____________________________________________________ hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises. Dated    X X Signature(s) Guaranteed: NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE    FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY    CHANGE WHATSOEVER.    By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.